Exhibit 99.1
1 LL Flooring Investor Presentation Nov ember 29 , 2022

2 The following information includes statements of the Company's expectations, intentions, plans and beliefs that constitute "forward - looking statements" within the meanings of the Private Securities Litigation Reform Act of 1995 .. These statements, which may be identified by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "thinks," "estimates," "seeks," "predicts," "could," "projects," "potential" and other similar terms and phrases, are based on the beliefs of the Company's management, as well as assumptions made by, and information currently available to, the Company's management as of the date of such statements .. These statements are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond the Company's control .. These risks include, without limitation, the impact of any of the following : a sustained period of inflation impacting product cost and consumer spending ; transportation availability and costs ; inability to hire and/or retain employees ; obtaining products from abroad, including the effects of the COVID - 19 pandemic and tariffs, delays in shipping, as well as the effects of antidumping and countervailing duties ; having sufficient inventory for consumer demand ; reduced consumer spending due to economic uncertainty ; a reduction in market share relative to competitors ; declines in DIY consumers ; the effectiveness of the Company’s marketing efforts to drive brand awareness ; the impact of the war in Ukraine on the Company’s European suppliers and transportation costs ; the outcomes of legal proceedings ; reputational harm ; obligations under various settlement agreements and other compliance matters ; disruptions due to cybersecurity threats, including any impacts from a network security incident ; inability to open new stores, find suitable locations for our new stores, and fund other capital expenditures ; inability to execute on our key initiatives or such key initiatives do not yield desired results ; managing growth ; damage to our assets ; disruption to our ability to distribute our products, including due to severe weather ; operating an office in China ; managing third - party installers and product delivery companies ; renewing store, warehouse, or other corporate leases ; having sufficient suppliers ; our, and our suppliers’, compliance with complex and evolving rules, regulations, and laws at the federal, state, and local level ; product liability claims, marketing substantiation claims, wage and hour claims, employment classification claims and other labor and employment claims ; availability of suitable hardwood, including due to disruptions from the impacts of severe weather ; sufficient insurance coverage, including cybersecurity insurance ; access to and costs of capital ; the handling of confidential customer information, including the impacts from the California Consumer Privacy Act and other applicable data privacy laws and regulations ; management information systems disruptions ; alternative e - commerce offerings ; our advertising and overall marketing strategy, including anticipating consumer trends ; competition ; impact of changes in accounting and regulatory guidance, including implementation guidelines and interpretations related to Environmental, Social, and Governance (“ESG”) matters ; internal controls ; stock price volatility ; and anti - takeover provisions .. The Company specifically disclaims any obligation to update these statements, which speak only as of the dates on which such statements are made, except as may be required under the federal securities laws .. For a discussion of the risks and uncertainties that could cause actual results to differ from those contained in the forward looking statements, see the “Risk Factors” section of the Company’s annual report on Form 10 - K for the year ended December 31 , 2021 , and the Company’s other filings with the Securities and Exchange Commission (“SEC”) .. Such filings are available on the SEC’s website at www .. sec .. gov and the Company’s Investor Relations website at www .. investors .. llflooring .. com .. Please also refer to the financial statements and notes and management discussion included in our annual report on Form 10 - K and our quarterly reports on Form 10 - Q for definitions of key terms including comparable store net sales, average sale, comparable store traffic and Selling, General and Administrative (SG&A) expenses .. Safe Harbor Statement

3 Non - GAAP Financial Measures To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses the following non - GAAP financial measures: (i) Adjusted Operating Income, and (ii) Adjusted Operating Margin. These non - GAAP financial measures should be viewed in addition to, and not in lieu of, financial measures calculated in accordan ce with GAAP. These supplemental measures may vary from, and may not be comparable to, similarly titled measures by other companies. The non - GAAP financial measures are presented because management uses these non - GAAP financial measures to evaluate the Company’s operating performance and, in certain cases, to determine incentive compensation. Therefore, the Company believes that the presentation of non - GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. The presented non - GAAP financial measures exclude items that management does not believe reflect the Company’s core operating performance, which include regulatory and legal settlements and associated legal and operating costs , changes in antidumping and countervailing duties, as such items are outside the control of the Company or are due to their in her ent unusual, non - operating, unpredictable, non - recurring or non - cash nature. See Non - GAAP reconciliation in the Appendix contained herein.

4 LL Flooring: Well - Positioned for Long - Term Growth 2 Driving Transformation to Achieve Sustainable, Unique Competitive Positioning 1 4 Compelling Growth Strategies Position LL Flooring to Increase Market Share Strong Balance Sheet and Liquidity to Support Growth Goals 3 Our Vision: Become customers’ first choice in hard surface flooring by providing the best experience, from start to finish $36 Billion, Fast - Growing Hard - Surface Flooring Market Opportunity

5 Vision: Become the first choice in hard - surface flooring by providing the best experience, from start to finish • Focusing the entire organization on a shared vision, purpose and values • Defining our ideal customer who values quality trend - right flooring, seeks our expertise and appreciates guided project support • Embracing core values to build a strong company culture and support our vision and growth strategies

6 About LL Flooring From inspiration to installation, we deliver the floors customers love Innovative, Direct Sourcing Model ❑ Trend - Right Assortment ❑ Exclusive, Private - Label Brands ❑ Diversified Global Supplier Base ❑ Quality Flooring at a Good Value Multi - Channel End - to - End Service ❑ Serve Pros, Homeowners and Need - it - Installed ❑ High - Touch Expert Service Delivered by Associates Virtually and In - Store ❑ Dedicated Pro Services, Pro Website and Everyday Low Prices for Pros ❑ Professional 3 rd Party Installation Nationwide Omni - Channel Strength ❑ 440 Stores (as of Nov 8) ❑ Robust E - Commerce Capabilities ❑ Expert Inside Sales Team Supporting Pros and Consumers ❑ East and West Coast Distribution Centers

7 National Store Footprint in All Major Markets 440 stores 2 DC’s 1 HQ Source: Company filings as of November 8, 2022 7 3 7 43 10 7 33 13 3 2 16 10 3 5 6 12 9 3 13 7 7 4 1 18 1 2 1 3 22 15 3 9 21 10 2 9 31 3 1 10 8 5 0 18 4 15 5 1

Large, Fast-Growing Addressable Market with Fragmented Retail Distribution

U.S. Hard-Surface Flooring
+8.3% CAGR 2021-2027E*



8.3% CAGR
$36B
$58B
2021E
2027E

- Hard surface to outpace soft surface
- Vinyl plank to outpace other flooring
- Consumer shift to durable, waterproof products

U.S. Consumer Market for Floor Coverings is Highly Fragmented (2021E)**



Distributors and Manufacturers
8% Shop At Home
2%
12% Other Retail Stores
37% Specialty Floor Coverings Stores
Hard-Surface Flooring and Other Building Material Dealers
7%
37% Home Centers

Numbers do not add to 100% due to rounding

LL Flooring participates in the fastest-growing segments of the U.S. flooring market

*Management estimates based on Catalina Research *Report on Floor Covering Industry, Annual Market Report 2021; includes hardwood, laminate, tile and vinyl*
**Management estimates based on Catalina Research *Report of Floor Covering Industry, Annual Market Report 2021*

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9 Well Positioned with Differentiated Customer Value Proposition The high - touch service of an independent combined with the value and convenience of a national brand Accessible Expertise Trend - Right, In - Stock Assortment Guided Journey from Inspiration to Installation All at a Compelling Value Big Box Convenience Value Independent Service Expertise

10 Compelling Growth Strategies

11 2022 Investment Year to Drive Long - Term Growth 2019 – 2021 Transformation Merchandising & Sourcing E - commerce Rebrand Pricing/Promotion Strategy 2022 Investments New Stores Pro Sales Brand Awareness Customer Experience Product Innovation Developing people & culture to enable growth Foundation in place, positioning LL Flooring for long - term growth

12 Compelling Growth Strategies Open New Stores Grow Sales to Pro Customers Build New Brand Awareness Improve Customer Experience Innovate New Products Develop People & Culture

Open New Stores

LL Flooring

- **Improving Pro and consumer convenience by expanding store footprint and placing inventory closer to customers**
- **Using data to identify high-potential locations**
  - Growing markets
  - New whitespace and
  - Underpenetrated existing markets
- **Targeting 18** new stores in 2022, up from net 14 in 2021
- Standard format 6,500 to 7,500 square feet including ~1,200 square foot showroom and remaining warehouse space
- **Attractive average return on investment**



Store Count
410
424
442
2020
2021
2022E

Substantial opportunity to open new stores in growing markets to more conveniently serve customers

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14 Grow Pro by delivering quality floors at a good value, providing dedicated expert service and being easy to do business with • Build awareness for dedicated Pro everyday low pricing and web experience • Continue to invest in Pro relationship programs – local, regional and national • Deliver personalized Pro marketing to communicate value aligned to Pro needs • Activate Pro marketing campaign in conjunction with new store openings • Stock inventory for Pros at local stores Grow Sales to Pro Customers

15 • Pros and consumers view LL Flooring more favorably than prior brand on all key measurements • Attracting customers who value: • Q uality • A broad selection of wood and wood - look flooring • Store associate expertise • A complete end - to - end solution/installation services • All at a great value • New website and digital platform launched December 2020 • Store rebranding, both interior and exterior, launched in 2020 and largely completed as of November 2022 From inspiration to installation, get the floors you love, only at LL Flooring New Creative Launched September 2022 Build Awareness of LL Flooring Brand

16 Improve the Customer Experience Deliver quality and exper tise through a best - in - class customer e xperience Call Center Digital In Store Installation Services

Innovate New Products

- Strong team of merchandising professionals focused on delivering high-quality beautiful on-trend collections
- Extensive assortment of hard-surface flooring under multiple proprietary brand names, led by our flagships, Bellawood® and Coreluxe®, and now Duravana™ hybrid resilient flooring
- Leveraging large global sourcing partner network to innovate new products, with exclusivity on décor and technology
- Wide assortment of over 500 SKUs in-store and online



Net Sales Mix
Nine Months Ended September 30, 2022
48%
24%
14%
14%
Manufactured Products
Solid and Engineered Hardwood
Moldings, Accessories and Other
Installation and Delivery Services

*Manufactured products include engineered vinyl plank, laminate, vinyl, and tile

Leveraging our large global network of sourcing partners and talented merchant team to launch high-quality, beautiful innovative on-trend floors

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18 Our commitment to building a diverse customer - obsessed workforce delivers an exceptional customer experience Customer Obsessed We actively engage with our internal and external customers to understand their needs, and passionately seek to offer the best service Embrace Diversity We foster an environment where differences are celebrated and unique perspectives are encouraged and accepted Arrive with Integrity We do the right thing and honor our commitments every day Seize Opportunities We confront opportunities with a sense of urgency and take advantage of our strengths to deliver proactive solutions Be Resilient We learn from our experience and remain engaged in the presence of adversity Own Our Outcomes We accept and take responsibility for all our actions CORE VALUES Develop People and Culture

19 Financials

20 Profit improvement initiatives drive higher adjusted operating margin Higher FY 2021 Profitability and Net Sales vs. FY 2019* *Most recent fiscal year results versus pre - COVID 19 fiscal year **A non - GAAP measure. Please refer to the Appendix as well as our Form 10 - K filings for a reconciliation of adjusted operating i ncome and margin to the most directly comparable GAAP measures Net Sales $1,093 $1,152 FY 2019 FY 2021 $25 $54 FY 2019 FY 2021 Adj. Operating Income** 2.3% 4.7% ($ in Millions) $1,093 $1,152 FY 2019 FY 2021 $25 $54 FY 2019 FY 2021 2.3% 4.7%

21 Lower consumer sales, higher product costs and wage inflation, and increased investments in long - term growth unfavorably impacting adjusted operating margin in 2022 5.3% 4.7% Challenging Consumer Demand in 2022 Coupled with Higher Supply Chain Costs & Investment Year Spend 1.9% *A non - GAAP measure. Please refer to the Appendix as well as our Form 10 - K filings for a reconciliation of adjusted operating in come and margin to the most directly comparable GAAP measures Net Sales 9 M onths YTD Adj. Operating Income* 9 Months YTD $867 $847 YTD 2021 YTD 2022 $43 $6 YTD 2021 YTD 2022 ($ in Millions) 5.0% 0.8%

22 FY 21 22-Sep Cash & Cash Equivalents Availability Strong Balance Sheet & Liquidity to Fund Growth; Well Positioned with Replenished Inventory B alance sheet and liquidity remain strong even after rebuilding inventory in 2022; Continually review capital allocation priorities to maximize long - term shareholder value FY 21 22-Sep Rebuilt Inventory $227 $134 $254 $366 Liquidity Remains Strong

23 GAAP to Non - GAAP Adjustments

GAAP to Non-GAAP Adjustments

LL Flooring

LL Flooring

GAAP to Non-GAAP Reconciliation
(in thousands, except percentages)

Items impacting operating income and operating margin with comparisons to the prior-year periods include:

	Year Ended December 31,			
	2021		2019	
	$	% of Sales	$	% of Sales
	(dollars in thousands)[1]			
Operating Income, as reported (GAAP)	$ 52,686	4.6 %	$ 16,716	1.5 %
Gross Margin Items:				
HTS Classification Adjustments[2]	—	— %	$ (779)	— %
Antidumping Adjustments[3]	$ (6,279)	(0.5) %	1,143	0.1 %
Gross Margin Subtotal	$ (6,279)	(0.5) %	364	0.1 %
SG&A Items:				
(Recovery) Accrual for Legal Matters and Settlements[4]	6,800	0.6 %	3,475	0.3 %
Legal and Professional Fees[5]	501	— %	4,169	0.4 %
SG&A Subtotal	7,301	0.6 %	7,644	0.7 %
Adjusted Operating Income (a non-GAAP measure)	$ 53,708	4.7 %	$ 24,724	2.3 %

[1]Amounts may not sum due to rounding.
[2]Represents classification adjustments related to HTS duty categorization in prior periods during the year ended December 31, 2019.
[3]Represents net antidumping and countervailing (income)/expense associated with applicable prior-year shipments of engineered hardwood from China.
[4]This amount represents the charge to earnings for the Mason and Savidis matters in the first quarter of 2021 and $0.9 million of insurance recoveries in the second half of 2021 related to certain significant legal actions. The 2019 amount reflects a $4.75 million expense for the Kramer employment matter and certain Related Laminate matters. These items are described more fully in Item 8. Note 10 to the consolidated financial statements filed in the December 31, 2021 10-K.
[5]This amount represents charges to earnings related to our defense of certain significant legal actions during the period. This does not include all legal costs incurred by the Company.

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25 GAAP to Non - GAAP Adjustments 1 Amounts may not sum due to rounding 2 Represents antidumping expense/(income) associated with applicable prior - year shipments of engineered hardwood from China. 3 The 2022 amount represents insurance recovery related to the Gold Litigation recorded in the third quarter of 2022. The 2021 amo unt represents the charge to earnings for the Mason and Savidis matters in the first quarter of 2021 and a $0.4 million insurance recovery related to the MDL matter in the third quarter of 2021. Th ese items are described more fully in Item 1, Note 7 to the condensed consolidated financial statements filed in the September 30, 2022 10 - Q. 4 This amount represents charges to earnings related to our defense of certain significant legal actions during the period. Th is does not include all legal costs incurred by the Company. % of Sales % of Sales Operating (Loss) Income, as reported (GAAP) $ 5,607 0.7% $ 41,756 4.8 % Gross Margin Items: Antidumping Adjustments 2 977 0.1% (6,566) (0.8) % Gross Margin Subtotal 977 0.1% (6,566) (0.8) % SG&A Items: (Recovery) Accrual for Legal Matters and Settlements 3 (150) 0% 7,275 0.8 % Legal and Professional Fees 4 — — % 470 0.1 % SG&A Subtotal (150) 0% 7,745 0.9 % Adjusted Operating (Loss) Income/Margin (a non-GAAP measure) $ 6,434 0.8% $ 42,935 5.0% (dollars in thousands) 1 $ $ Nine Months Ended September 30, 2022 2021

26 Novem b er 2022